UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2023

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2023, Nabriva Therapeutics plc (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Rule”) because the stockholders’ equity (deficit) of the Company of $(4,357,000) as of March 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, was below the minimum stockholders’ equity requirement of $2,500,000. As of the date of this Current Report on Form 8-K, the Company does not meet the alternative standards for continuing listing on The Nasdaq Capital Market, as it does not have a market value of listed securities of $35 million or more or net income from continued operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years.

Nasdaq’s letter has no immediate impact on the Company’s continued listing on The Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements. Pursuant to Nasdaq’s Listing Rules, the Company has 45 calendar days, or until July 10, 2023, to submit a plan to regain compliance. If the plan is accepted, the Company can be granted an extension of up to 180 calendar days from May 25, 2023 to regain compliance with the Rule. There can be no assurance that the Company will be able to regain compliance with all applicable continued listing requirements or that its plan will be accepted by Nasdaq. In the event the plan is not accepted by Nasdaq, or in the event the plan is accepted but the Company fails to regain compliance within the extension period, the Company will have the right to a hearing before Nasdaq’s Hearing Panel.

The Company is currently evaluating its available options to resolve the deficiency and regain compliance with the Nasdaq minimum stockholders’ equity requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: June 1, 2023	By:	/s/ J. Christopher Naftzger
J. Christopher Naftzger
Interim Chief Executive Officer